Aristotle Portfolio Optimization Conservative Fund
Schedule of Investments
December 31, 2025 (Unaudited)

AFFILIATED OPEN-END FUNDS - 77.3%	Shares	Value
Affiliated Equity Open-End Funds - 10.0%
Aristotle Core Equity Fund - Class I (a)	475,735	$7,702,144
Aristotle Growth Equity Fund - Class I (a)	238,411	3,440,265
Aristotle International Equity Fund - Class I (a)	95,388	1,249,583
		12,391,992

Affiliated Fixed Income Open-End Funds - 67.3%
Aristotle Core Bond Fund - Class I (a)	2,638,810	23,300,690
Aristotle Core Income Fund - Class I (a)(b)	3,421,905	33,432,008
Aristotle Floating Rate Income Fund - Class I (a)	261,797	2,466,131
Aristotle High Yield Bond Fund - Class I (a)	1,269,742	11,770,512
Aristotle Short Duration Income Fund - Class I (a)	1,202,033	12,356,898
		83,326,239
TOTAL AFFILIATED OPEN-END FUNDS (Cost $90,573,827)		95,718,231

EXCHANGE TRADED FUNDS - 22.4%	Shares	Value
Equity Exchange Traded Funds - 14.4%
iShares Core MSCI Emerging Markets ETF	18,602	1,250,426
iShares Core U.S. REIT ETF	10,744	611,978
iShares MSCI EAFE Value ETF	35,228	2,515,632
iShares Russell 1000 Value ETF	28,662	6,028,765
iShares Russell 2000 Growth ETF	3,745	1,209,673
iShares Russell 2000 Value ETF (c)	6,782	1,228,966
iShares Russell Mid-Cap Growth ETF	13,448	1,841,569
iShares Russell Mid-Cap Value ETF	17,577	2,479,236
Vanguard FTSE All World ex-US Small-Cap ETF (c)	4,345	622,769
		17,789,014

Fixed Income Exchange Traded Funds - 8.0%
iShares J.P. Morgan USD Emerging Markets Bond ETF (c)	64,670	6,226,427
iShares TIPS Bond ETF	33,832	3,718,475
		9,944,902
TOTAL EXCHANGE TRADED FUNDS (Cost $25,378,140)		27,733,916

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.2%	Shares	Value
Money Market Funds - 5.2%
GS Financial Square Government Fund - Institutional Class, 3.67% (d)	6,380,800	6,380,800
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,380,800)		6,380,800

TOTAL INVESTMENTS - 104.9% (Cost $122,332,767)		129,832,947
Money Market Deposit Account - 0.3% (e)		338,296
Liabilities in Excess of Other Assets - (5.2)%		(6,442,750)
TOTAL NET ASSETS - 100.0%		$123,728,493

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	All or a portion of this security is on loan as of December 31, 2025. The fair value of these securities was $6,254,394.
(d)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 3.45%.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of December 31, 2025, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Open-End Funds	$95,718,231	$–	$–	$95,718,231
Exchange Traded Funds	27,733,916	–	–	27,733,916
Investments Purchased with Proceeds from Securities Lending	6,380,800	–	–	6,380,800
Total Investments	$129,832,947	$–	$–	$129,832,947

Refer to the Schedule of Investments for further disaggregation of investment categories.